UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20539

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 31, 2004

Nature Vision, Inc.

(Exact Name of Registrant as Specified in its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

0-7475

41-0831186

(Commission File Number)

(IRS Employer Identification No.)

213 NW 4th Street

Brainerd, Minnesota 56401

(Address of Principal Executive Offices and Zip Code)

(218) 825-0733

(Registrant’s Telephone Number, Including Area Code)

Photo Control Corporation
4800 Quebec Avenue North
Minneapolis, MN 55428
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

On September 1, 2004, Nature Vision, Inc. will begin to make presentations to various brokers.  A copy of management’s presentation slides are attached as Exhibit 99.1.

The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise be subject to the liabilities of that section nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits.

99.1

Slides to be used at broker presentations.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNATURES

NATURE VISION, INC.

Date:  August 31, 2004

/s/ Jeffrey P. Zernov

Jeffrey P. Zernov

President and

Chief Executive Officer